Exhibit 10.3
FIRST AMENDMENT TO
NOTE PURCHASE AGREEMENT
This First Amendment (the “Amendment”) to the Note Purchase Agreement (defined below) is made as of January 31, 2013 by and among: Clearwire Corporation, a Delaware corporation (the “Parent”); Clearwire Communications LLC, a Delaware limited liability company (the “Company”); Clearwire Finance, Inc., a Delaware corporation (“Finance Co” and, together with the Company, the “Issuers”); and Sprint Nextel Corporation, a Kansas corporation (the “Purchaser”, and together with the Parent and the Issuers, collectively the “Parties”).
RECITALS
WHEREAS, the Parties entered into that certain Note Purchase Agreement, dated as of December 17, 2012 (the “Note Purchase Agreement”);
WHEREAS, the Purchaser's obligation to purchase and pay for Notes on Draw Dates occurring on or after August 1, 2013 is subject to, among other things, the execution of a Build-Out Agreement by the Purchaser, on the one hand, and the Parent or the Company, on the other hand, within 45 calendar days of the date of the Note Purchase Agreement (the “Build-Out Agreement Deadline”); and
WHEREAS, the Parties wish to extend the Build-Out Agreement Deadline as provided below.
NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	AMENDMENT TO NOTE PURCHASE AGREEMENT
1.1    Amendment to Section 1.01 of the Note Purchase Agreement. The definition of “Agreement Condition” set forth in Section 1.01 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:
“Agreement Condition” means a Build-Out Agreement shall have been executed by the Purchaser, on the one hand, and the Parent or the Company, on the other hand, by February 28, 2013.

2.	GENERAL
2.1    Defined Terms. Capitalized terms used herein which are not otherwise defined herein shall have the meaning given to such terms in the Note Purchase Agreement.
2.2    Full Force and Effect. Except to the extent specifically amended herein or supplemented hereby, the Note Purchase Agreement remains in full force and effect.
2.3    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature page immediately follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

CLEARWIRE CORPORATION

By: /s/ Scott A. Hopper
Name: Scott A. Hopper
Title: Senior Vice President

CLEARWIRE COMMUNICATIONS
LLC

By: /s/ Scott A. Hopper
Name: Scott A. Hopper
Title: Senior Vice President

CLEARWIRE FINANCE, INC.

By: /s/ Scott A. Hopper
Name: Scott A. Hopper
Title: Senior Vice President

SPRINT NEXTEL CORPORATION

By: /s/ Charles R. Wunsch
Name: Charles R. Wunsch
Title: SVP, General Counsel and
Corporate Secretary